Supplement dated December 2, 2013

to the Prospectus, as supplemented, of the following fund:

Fund	Prospectus Date
Columbia Funds Series Trust II
Columbia European Equity Fund	2/28/13

The Portfolio Managers named under the section “Fund Management” in the Summary of the Fund section are superseded and replaced as follows:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dan Ison	Fund Manager	Portfolio Manager	2009
Nick Davis	Fund Manager	Deputy Portfolio Manager	December 2013

The Portfolio Managers responsible for the day-to-day management of the Fund, as described under the section “Portfolio Manager” in the More Information About the Fund section, are superseded and replaced as follows:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Dan Ison	Fund Manager	Portfolio Manager	2009
Nick Davis	Fund Manager	Deputy Portfolio Manager	December 2013

Mr. Ison joined Threadneedle in 2007. Prior to 2007, he spent thirteen years in European equities at Barings, Beaumont Capital, Schroders and Clareville Capital. Mr. Ison earned an M.A. from Oxford University.

Mr. Davis joined Threadneedle in 2010. Prior to joining Threadneedle, he worked as an equity analyst at Sanford Bernstein. Mr. Davis has additional experience as a Chartered Accountant at Deloitte. Mr. Davis earned a BA in Economics with French from Durham University and also studied at the University of Aix-Marseille.

The rest of the section remains unchanged.

Shareholders should retain this Supplement for future reference.

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